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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ----------------------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                            -------------------------
                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
               (Exact name of obligor as specified in its charter)

         DELAWARE                                                 41-1808858
 (State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

8400 NORMANDALE LAKE BOULEVARD
SUITE 250
MINNEAPOLIS, MN                                                            55437
(Address of principal executive offices)                              (Zip Code)

                -------------------------------------------------
                            HOME LOAN TRUST 2005-HI1
                             Home Loan-Backed Notes
                       (Title of the indenture securities)

                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

             New York State Banking Department, State House, Albany, New York 12110.

             Board of Governors of the Federal Reserve System, Washington, D.C., 20551

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b) Whether it is authorized to exercise corporate trust powers.

             Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connections with Registration Statement No. 333-76894, which is incorporated by reference.)

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank, National Association.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank, National Association.

               7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8. Not applicable.

           9. Not applicable.



                            [Signature Page Follows]

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, National Association, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 26th day of January, 2005.

                                                JPMORGAN CHASE BANK, NATIONAL
                                                ASSOCIATION

                                                  By /s/ Peggy Remy
                                                     ------------------------
                                                         Peggy L. Remy
                                                         Trust Officer

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                     at the close of business September 30,
               2004, in accordance with a call made by the Federal
                  Reserve Bank of this District pursuant to the
                     provisions of the Federal Reserve Act.


                                                                  DOLLAR AMOUNTS
                     ASSETS                                         IN MILLIONS


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ........................................      $ 19,187
     Interest-bearing balances ................................        33,195
Securities:
Held to maturity securities....................................           121
Available for sale securities..................................        53,698
Federal funds sold and securities purchased under
     agreements to resell .....................................
     Federal funds sold in domestic offices                            33,011
     Securities purchased under agreements to resell                   82,951
Loans and lease financing receivables:
     Loans and leases held for sale............................        17,558
     Loans and leases, net of unearned income                        $171,323
     Less: Allowance for loan and lease losses                          2,382
     Loans and leases, net of unearned income and
     allowance ................................................       168,941
Trading Assets ................................................       196,355
Premises and fixed assets (including capitalized leases).......         5,578
Other real estate owned........................................           101
Investments in unconsolidated subsidiaries and
     associated companies......................................            94
Customers' liability to this bank on acceptances
     outstanding...............................................           391
Intangible assets
        Goodwill...............................................         2,554
        Other Intangible assets................................         5,411
Other assets ..................................................        42,626
TOTAL ASSETS ..................................................      $661,772
                                                                     ========

                   LIABILITIES

Deposits
     In domestic offices ......................................      $209,624
     Noninterest-bearing .....................     $ 82,597
     Interest-bearing ........................      127,027
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ...................................       120,503
     Noninterest-bearing......................     $  7,003
     Interest-bearing ........................      113,500

Federal funds purchased and securities sold under agree-
ments to repurchase:
     Federal funds purchased in domestic offices                       22,032
     Securities sold under agreements to repurchase                    96,912
Trading liabilities ...........................................       107,450
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases).................        21,794
Bank's liability on acceptances executed and outstanding.......           391
Subordinated notes and debentures .............................        12,821
Other liabilities .............................................        31,690
TOTAL LIABILITIES .............................................       623,217
Minority Interest in consolidated subsidiaries ................           348

                   EQUITY CAPITAL

Perpetual preferred stock and related surplus..................             0
Common stock ..................................................         1,785
Surplus  (exclude all surplus related to preferred stock)......        16,954
Retained earnings..............................................        20,050
Accumulated other comprehensive income.........................          (582)
Other equity capital components................................             0
TOTAL EQUITY CAPITAL ..........................................        38,207
                                                                     --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL             $661,772
                                                                     ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.



                                    WILLIAM B. HARRISON, JR.  )
                                    JAMES DIMON               )DIRECTORS
                                    LAWRENCE A. BOSSIDY       )